UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2010

                          INFINITY CAPITAL GROUP, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                              --------------------
                 (State or other jurisdiction of incorporation)



         814-00708                                            16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Board of Directors of Infinity Capital Group, Inc. (herein referred to as "Infinity" or "the Company") recommended, and holders of a majority of the voting power of the Company's outstanding common stock have voted and approved the two proposals on February 23, 2010, which are described in detail in the Company's Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on April 9, 2010.

Of the 6,547,391 shares issued and outstanding, 4,057,520 representing 61.97% of the issued and outstanding shares were voted.

PROPOSAL 1: To withdraw the Company's election to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act").

                                        Votes For                Votes Against
                                    -----------------         -----------------
                                        4,057,520                     0


PROPOSAL 2: Authorization to reverse split the common stock on up to a ten for one basis, by which each ten shares shall become one share; and the appropriate Articles of Amendment to implement the reverse split. Fractional shares will be rounded up to the next whole share.


                                        Votes For                Votes Against
                                    -----------------         -----------------
                                        4,057,520                     0




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                              Dated: April 30, 2010


                             /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President